UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201 Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 793-2145
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Original Report on Form 8-K filed by Pernix Therapeutics Holdings, Inc. (the “Company”) on August 22, 2014 reporting that the Company, through a wholly owned subsidiary Worrigan Limited (“Worrigan”), completed its acquisition of certain assets related to the Treximet® product from GlaxoSmithKline plc (NYSE: GSK) and certain of its related affiliates (together, “GSK”) pursuant to the terms of an Asset Purchase and Sale Agreement dated May 13, 2014 (the “Agreement”).

This Current Report on Form 8-K/A amends the above-referenced Original Report. In the Original Report, the Company indicated that it would file any financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K not later than 71 days after the date on which the Original Report was required to be filed. By filing this Current Report on Form 8-K/A, the Company is amending and restating Item 9.01 of the Original Report and amending the Original Report to provide the below-identified financial statements, pro forma financial information and consents.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Businesses Acquired.

The Company has been advised by GSK that it is impracticable to prepare complete financial statements related to the Treximet® product line that was acquired by the Company as required by Rule 3-05 of Regulation S-X.  In this regard, the Company has been advised by GSK that the Treximet product line was not a separate legal entity of GSK and was never operated as a stand-alone business, division or subsidiary. GSK has also advised the Company that it has never prepared full stand-alone or full carve-out financial statements for the Treximet® product line, and that GSK has never maintained the distinct and separate accounts necessary to prepare such financial statements. As a result, the Company is filing the following financial statements related to the Treximet® product line for the purpose of complying with the requirements of Rule 3-05 of Regulation S-X:

●
The audited statement of assets acquired of the Treximet® product line as of August 20, 2014 and the notes related thereto, which is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

●
The audited statements of revenues and certain direct expenses of the Treximet® product line for each of the years in the three-year period ended December 31, 2013 and the unaudited statements of revenues and certain expense of the Treximet® product line for the six months ended June 30, 2014 and 2013, and the notes related thereto, which are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Pursuant to letters dated June 12, 2014 and October 7, 2014 from the staff of the Division of Corporation Finance (the “Division”) of the Securities and Exchange Commission (the “Commission”), the Division stated that it will not object to the Company’s conclusion that the filing of the above identified financial statements represents substantial compliance with the requirements of Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2013 and for the six months ended June 30, 2014, and the notes related thereto, in each case reflecting the Company’s acquisition of the Treximet® product line, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1+
Asset Purchase and Sale Agreement dated as of May 13, 2014 by and among Glaxo Group Limited, GlaxoSmithKline Intellectual Property Management Limited, GlaxoSmithKline Intellectual Property Holdings Limited and GlaxoSmithKline LLC, on the one hand, and Pernix Therapeutics Holdings, Inc., on the other hand.

23.1	Consent of Cherry Bekaert LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1+	Press Release of Pernix Therapeutics Holdings, Inc. dated August 20, 2014.

99.2	Statement of Assets Acquired (audited) of the Treximet® product line as of August 20, 2014 and the notes related thereto.

99.3
Statement of Revenues and Certain Direct Expenses of the Treximet® product line, including the notes related thereto, for each of the years in the three-year period ended December 31, 2013 (audited) and for the six months ended June 30, 2014 and 2013 (unaudited).

99.4
Unaudited pro forma condensed combined balance sheet as of June 30, 2014 and unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2013 and for the six months ended June 30, 2014, and the notes related thereto.

_______________
+           Previously filed as an exhibit to the Current Report on Form 8-K dated May 16, 2014 and August 22, 2014, respectively.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: October 9, 2014	By:	/s/ Douglas Drysdale
Douglas Drysdale
Chairman and Chief Executive Officer and President and Director (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1+
Asset Purchase and Sale Agreement dated as of May 13, 2014 by and among Glaxo Group Limited, GlaxoSmithKline Intellectual Property Management Limited, GlaxoSmithKline Intellectual Property Holdings Limited and GlaxoSmithKline LLC, on the one hand, and Pernix Therapeutics Holdings, Inc., on the other hand.

23.1	Consent of Cherry Bekaert LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1+	Press Release of Pernix Therapeutics Holdings, Inc. dated August 20, 2014.

99.2	Statement of Assets Acquired (audited) of the Treximet® product line as of August 20, 2014 and the notes related thereto.

99.3
Statement of Revenues and Certain Direct Expenses of the Treximet® product line, including the notes related thereto, for each of the years in the three-year period ended December 31, 2013 (audited) and for the six months ended June 30, 2014 and 2013 (unaudited).

99.4
Unaudited pro forma condensed combined balance sheet as of June 30, 2014 and unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2013 and for the six months ended June 30, 2014, and the notes related thereto.

_______________
+           Previously filed as an exhibit to the Current Report on Form 8-K dated May 16, 2014 and August 22, 2014, respectively.